UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 13, 2014, certain subsidiaries of Rush Enterprises, Inc. (the “Company”) completed its previously announced acquisition of certain assets of CIT, Inc., which does business as Chicago International Trucks, Mcgrenho L.L.C., which does business as Indy Truck Sales, and Indiana Mack Leasing, LLC; and the membership interests of Idealease of Chicago, LLC.  The acquisition includes International commercial truck dealerships and Idealease commercial vehicle rental and leasing businesses in Carol Stream, Chicago, Grayslake, Huntley, Joliet, Kankakee and Ottawa, Illinois, and Brazil, Gary and Indianapolis, Indiana.

The purchase price for the assets, goodwill and dealership properties was approximately $143 million in cash and 83,091 shares of the Company’s Class B common stock, valued at $2 million, based on the closing price of the Company’s Class B common stock on the Nasdaq Stock Market on January 13, 2014. The Company will finance approximately $58 million of the cash purchase price under its commercial vehicle borrowing arrangements. The Company expects the acquisition to be accretive to future earnings.

A copy of the press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements contained in this report, including those concerning the acquisition’s expected impact on the Company’s future earnings are “forward-looking” statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, competitive factors, general U.S. economic conditions, economic conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, product introductions and acceptance, changes in industry practices, one-time events and other factors described herein and in filings made by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1      Rush Enterprises, Inc. press release dated January 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC. By: /s/ Derrek Weaver Derrek Weaver Senior Vice President, General Counsel and Corporate Secretary

 Dated: January 14, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rush Enterprises, Inc. press release dated January 14, 2014